UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2017

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 900

Houston, Texas 77024

(Address of principal executive offices)

(Zip Code)

(281) 501-3070

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2017, Solaris Oilfield Infrastructure, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 10,100,000 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), at a price to the public of $12.00 per share ($11.28 net of underwriting discounts and commissions), pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-216721), (as amended, the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated May 11, 2017 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 15, 2017. The Company granted the underwriters an option for a period of 30 days to purchase up to an additional 1,515,000 shares of Class A Common Stock at the initial offering price.

Registration Rights Agreement

On May 17, 2017, in connection with the closing of the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain shareholders identified on the signature pages thereto as the Holders (the “Holders”).

Pursuant to the Registration Rights Agreement, at any time after 180 days after the date of the Prospectus, subject to the limitations set forth therein, the Holders have the right to require the Company by written notice to prepare and file a registration statement registering the offer and sale of a number of their shares of Class A Common Stock. Reasonably in advance of the filing of any such registration statement, the Company is required to provide notice of the request to all other Holders, who may participate in the registration. The Company is required to use all commercially reasonable efforts to maintain the effectiveness of any such registration statement until all shares covered by such registration statement have been sold. Subject to certain exceptions, the Company is not obligated to effect such a registration within 90 days after the closing of any underwritten offering of shares of Class A Common Stock. The Company is also not obligated to effect any registration where such registration has been requested by the holders of Registrable Securities (as defined in the Registration Rights Agreement) which represent less than $35 million, based on the five-day volume weighted average trading price of the Class A Shares on the New York Stock Exchange.

In addition, pursuant to the Registration Rights Agreement, the Holders have the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Class A Common Stock by means of an underwritten offering. Further, subject to certain exceptions, if at any time the Company proposes to register an offering of Class A Common Stock or conduct an underwritten offering, whether or not for its account, then the Company must notify the Holders of such proposal at least five business days before the anticipated filing date or commencement of the underwritten offering, as applicable, to allow them to include a specified number of their shares in that registration statement or underwritten offering, as applicable.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

The obligations to register shares under the Registration Rights Agreement will terminate as to any Holder when the Registrable Securities held by such Holder are no longer subject to any restrictions on trading under the provisions of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), including any volume or manner of sale restrictions. Registrable Securities means all shares of Class A Common Stock owned at any particular point in time by a Holder other than shares (i) sold pursuant to an effective registration statement under the Securities Act, (ii) sold in a transaction pursuant to Rule 144 under the Securities Act, (iii) that have ceased to be outstanding or (iv) that are eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 under the Securities Act.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Tax Receivable Agreement

On May 17, 2017, in connection with the Offering, the Company entered into a Tax Receivable Agreement (the “TRA”) with the members of Solaris Oilfield Infrastructure, LLC (“Solaris LLC”), including certain of the Company’s executive officers (the “TRA Holders”). This agreement generally provides for the payment by the Company of 85% of the net cash savings, if any, in U.S. federal, state and local income tax and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Offering as a result of (i) certain increases in tax basis that occur as a result of the Company’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such TRA Holder’s units in Solaris LLC (“Solaris LLC Units”) in connection with the Offering or pursuant to the exercise of the Redemption Right or the Call Right (as defined in the TRA) and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes under the Tax Receivable Agreement. The term of the TRA commences on May 17, 2017 and continues until all such tax benefits have been utilized or expired, unless the Company exercises its right to terminate the TRA. The payments under the TRA will not be conditioned upon a TRA Holder having a continued ownership interest in either Solaris LLC or the Company.

If the Company elects to terminate the TRA early, it would be required to make an immediate payment equal to the present value of the anticipated future tax benefits subject to the TRA (based upon certain assumptions and deemed events set forth in the TRA). In addition, payments due under the TRA will be similarly accelerated following certain mergers or other changes of control.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the TRA, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

First Amendment to Credit Agreement

On May 17, 2017, in connection with the Offering, the Company entered into a First Amendment (the “First Amendment”) to the Credit Agreement, dated as of December 1, 2016 (the “the Credit Agreement” and, as amended by the First Amendment, the “Amended Credit Facility”), by and among the Company, as borrower, each of the lenders party thereto and Woodforest National Bank, as administrative agent (the “Administrative Agent”). The First Amendment, among other things, modified the terms of the Credit Agreement to (i) increase the Revolving Facility (as defined in the Prospectus) from $1.0 million to $20.0 million, (ii) decrease the Advance Loan Facility (as defined in the Prospectus) from $10.0 million to $0 and (iii) amend both the scheduled maturity date of the Revolving Facility and the Advance Loan Facility to be May 17, 2021. Additionally, the First Amendment increased the accordion feature of the Revolving Facility from $1.0 million to $10.0 million, which accordion may be elected by the Company at any time prior to the scheduled maturity date of the Revolving Facility so long as no default or event of default shall have occurred and be continuing and provided that no lender has any obligation to increase its own revolving credit commitment.

The Amended Credit Agreement permits extensions of credit up to the lesser of $20.0 million and a borrowing base that is determined by calculating the amount equal to the sum of (i) 80% of the Eligible Accounts (as defined in the Amended Credit Agreement), (ii) 65% of the Eligible Inventory/Equipment Value (Appraised) (as defined in the Amended Credit Agreement) and (iii) 75% of the Eligible Inventory/Equipment Value (New Build, Acquired or Upgraded) (as defined in the Amended Credit Agreement). The borrowing base is calculated on a monthly basis pursuant to a borrowing base certificate delivered to the Administrative Agent and an annual appraisal on the equipment delivered to the Administrative Agent (provided that the Administrative Agent may, at its discretion, require a desktop appraisal on equipment every six months).

Borrowings under the Amended Credit Facility continue to bear interest at one-month LIBOR plus an applicable margin and interest continues to be payable monthly. The First Amendment decreased the applicable margins to an applicable margin range from 3.00% to 4.00% depending on our leverage ratio. The First Amendment also increased the monthly commitment fee we pay on undrawn amounts of the Revolving Facility to a range from 0.1875% to 0.50% depending on our leverage ratio; provided, however that we will not be required to pay such commitment fee for any month when we have outstanding borrowings greater than 50.0% of the commitments under the Revolving Facility.

The Amended Credit Agreement requires that we maintain, at all times, a ratio of net funded indebtedness to consolidated EBITDA of not more than 2.50 to 1.00, provided that net funded indebtedness is subject to a cash adjustment with respect to any unrestricted cash and cash equivalents of the Borrower and its subsidiaries in an amount equal to the lesser of $10.0 million or 50% of unrestricted cash and cash equivalents of the Company and its subsidiaries. The Amended Credit Facility also requires that we maintain, at all times, a ratio of consolidated EBITDA to fixed charges of not less than 1.25 to 1.00. Additionally, our capacity to make capital expenditures is capped at $80.0 million for each fiscal year plus, for fiscal years beginning on January 1, 2019, any unused availability for capital expenditures from the immediately preceding fiscal year; provided, however that we are permitted to make any capital expenditures in an amount equal to the proceeds of equity contributions made to the Company used to fund such capital expenditures.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Administrative Services Agreement

On May 17, 2017, in connection with the Offering, the Company entered into an Amended and Restated Administrative Services Agreement (the “Services Agreement”) with Solaris LLC and Solaris Energy Management, LLC (“SEM”). Pursuant to the Services Agreement, SEM has agreed to provide certain administrative and related services to the Company and Solaris LLC in exchange for reimbursement of its direct expenses and an allocation of its indirect expenses attributable to the provision of such services.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Services Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Long Term Incentive Plan

The description of the Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan (the “LTIP”) provided below under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the LTIP is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 hereto under the heading “First Amendment to Credit Agreement” is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the heading “Registration Rights Agreement” and in Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long Term Incentive Plan

Effective May 17, 2017, the Board of Directors of the Company (the “Board”) adopted the LTIP for the benefit of employees, directors and consultants of the Company and its affiliates. The LTIP provides for the grant of all or any of the following types of equity-based awards: (1) incentive stock options qualified as such under U.S. federal income tax laws; (2) stock options that do not qualify as incentive stock options; (3) stock appreciation rights; (4) restricted stock awards; (5) restricted stock units; (6) bonus stock; (7) performance awards; (8) dividend equivalents; (9) other stock-based awards; (10) cash awards; and (11) substitute awards. Subject to adjustment in accordance with the terms of the LTIP, 5,118,080 shares of Class A Common Stock have been reserved for issuance pursuant to awards under the LTIP. Class A Common Stock withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. The LTIP will be administered by the Board, the Compensation Committee of the Board or an alternative committee appointed by the Board.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On May 17, 2017, prior to the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on May 17, 2017. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On May 17, 2017, prior to the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Solaris Oilfield Infrastructure, Inc.

3.2	Amended and Restated Bylaws of Solaris Oilfield Infrastructure, Inc.

4.1	Registration Rights Agreement

10.1	Tax Receivable Agreement

10.2	First Amendment to Credit Agreement

10.3	Amended and Restated Administrative Services Agreement

10.4	Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registrant’s Form S-8 Registration Statement (File No. 333-218043) filed with the Commission on May 16, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ Kyle S. Ramachandran
Kyle S. Ramachandran
Chief Financial Officer

Dated: May 23, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Solaris Oilfield Infrastructure, Inc.

3.2	Amended and Restated Bylaws of Solaris Oilfield Infrastructure, Inc.

4.1	Registration Rights Agreement

10.1	Tax Receivable Agreement

10.2	First Amendment to Credit Agreement

10.3	Amended and Restated Administrative Services Agreement

10.4	Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registrant’s Form S-8 Registration Statement (File No. 333-218043) filed with the Commission on May 16, 2017).